FIRST AMERICAN FUNDS TRUST

Government Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

(each a “Fund”, and, collectively, the “Funds”)

Prospectus Supplement dated June 2, 2025

This information supplements the Funds' Class A Shares prospectus dated December 20, 2024, as previously supplemented on March 20, 2025 (the “Prospectus”). Please retain this supplement for future reference.

Effective June 2, 2025, all regular mail and overnight mail should be sent to the following addresses:

Regular U.S. Mail	Overnight Express Mail
First American Funds	First American Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
PO Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

This address information replaces the address information in the Prospectus under the following sections: “Additional Summary Information—Purchase and Sale Fund Shares” on page 23, “Shareholder Information—Purchasing Fund Shares” on page 38, and “Shareholder Information—Redeeming Fund Shares” on page 40.

FAF-MM-PROA2